Exhibit 99.1

MEDIA CONTACT:	INVESTOR CONTACT:
Katie Al-Khoury	Cynthia Hiponia
+1 (206) 576-5507	+1 (408) 831-4100
KAlKhoury@webershandwick.com	IR@gigamon.com

Gigamon Reports Fourth Quarter and Fiscal Year 2014 Financial Results
- Record Quarterly Revenue of $51.3 million
-Q4 Results Driven by Strong Enterprise and Federal Performance

Santa Clara, Calif., January 29, 2015 - Gigamon® Inc. (NYSE:GIMO), the leader in traffic visibility solutions with the innovative Visibility Fabric™ architecture, today released financial results for the fourth quarter and fiscal year ended December 27, 2014.
Fourth Quarter 2014 Financial Highlights:

•	Revenues were $51.3 million, up 31% sequentially from the third quarter of fiscal 2014 and up 19% year-over-year.

•	GAAP gross margin was 77%, compared to 80% in the fourth quarter of fiscal 2013.

•	Non-GAAP gross margin was 77%, compared to 81% in the fourth quarter of fiscal 2013.

•	GAAP net income was $2.9 million, or $0.09 per diluted share, compared to GAAP net loss of $0.1 million, or $0.00 per diluted share, in the fourth quarter of fiscal 2013.

•	Non-GAAP net income was $6.1 million, or $0.18 per diluted share, compared to non-GAAP net income of $6.0 million, or $0.18 per diluted share, in the fourth quarter of fiscal 2013.
Fiscal Year 2014 Financial Highlights:

•	Revenues were $157.1 million, up 12% from fiscal 2013.

•	GAAP gross margin was 76%, compared to 78% in fiscal 2013.

•	Non-GAAP gross margin was 77%, compared to 81% in fiscal 2013.

•	GAAP net loss was $40.8 million, or $1.27 per diluted share, compared to GAAP net loss of $9.5 million, or $0.39 per diluted share, in fiscal 2013.

•	Non-GAAP net income was $4.0 million, or $0.12 per diluted share, compared to non-GAAP net income of $15.9 million, or $0.53 per diluted share, in fiscal 2013.
“We are very pleased to have delivered record quarterly revenue of $51.3 million in the fourth quarter and a second consecutive quarter of non-GAAP profitability,” said Paul Hooper, chief executive officer of Gigamon. “Our solid results were driven by continued strong performance in our Enterprise and Federal businesses, as well as a number of larger transactions from new and existing customers. We exited 2014 with healthy momentum and remain sharply focused on execution.”
Recent Business Highlights:

•	Announced new visibility solutions into emerging threat sources with integrated SSL support and enhancements for multi-tiered security.

•
Received Frost & Sullivan’s 2015 Best Practices Award for Global VoLTE Network Monitoring Systems, the 2014 Network World Asia’s Readers' Choice Product Excellence Awards for Network Analytics and Traffic Management, and Telecom Asia’s Business Analytics Innovation of the Year Award.

•	Announced a strategic initiative to introduce a software only version of our GigaVUE-OS for select third party white box hardware providers.

•	Launched the Gigamon Partner Program, an enhanced worldwide channel program for our VAR partners.

•	Appointed Scott Sullivan as vice president of worldwide channel sales.
Conference Call Information:
Gigamon will host a conference call and live webcast today at 5:00 p.m. ET (2:00 p.m. PT) to discuss its financial results for the fourth quarter and fiscal year ended December 27, 2014. Parties in the United States and Canada can access the call by dialing +1-888-471-3843, using conference code 7350156. International parties can access the call by dialing +1-719-325-2463, using conference code 7350156.
The webcast will be accessible on Gigamon's investor relations website at http://investor.gigamon.com for a period of one year. A telephonic replay of the conference call will be available through Thursday, February 5, 2015. To access the replay, parties in the United States and Canada should call +1-888-203-1112 and enter conference code 7350156. International parties should call +1-719-457-0820 and enter conference code 7350156.
Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures that exclude stock-based compensation and related payroll taxes, the income tax effect of these stock-based compensation related expenses and a valuation allowance against deferred tax assets. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. Gigamon considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company’s management for that purpose. In addition, investors often use similar measures to evaluate the operating performance of a company. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company’s operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non-GAAP financial measures presented by other companies. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure attached to this release.
Legal Notice Regarding Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "could,"

"intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this press release include, but are not limited to, our business momentum and our strategic product and channel initiatives. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include our ability to continue to deliver and improve our products and successfully develop new products; customer acceptance and purchase of our existing products and new products; our ability to retain existing customers and generate new customers; the market for network traffic visibility solutions not continuing to develop; competition from other products and services; and general market, political, economic and business conditions.  The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the period ended September 27, 2014. The forward-looking statements in this press release are based on information available to Gigamon as of the date hereof, and Gigamon disclaims any obligation to update any forward-looking statements, except as required by law.
About the Visibility Fabric architecture
At Gigamon we realized that delivering the visibility essential to manage, analyze and secure the complex system that is the IT infrastructure requires a new approach. With millions of traffic flows across thousands of endpoints, visibility needs to be pervasive, intelligent and dynamic. Using our patented, unique technology, we created an innovative new approach for delivering this visibility called the Visibility Fabric architecture. This new approach is intelligent and versatile in its ability to enable visibility into the network. For more information visit http://www.gigamon.com/traffic-visibility-fabric.
About Gigamon
Gigamon provides an intelligent Visibility Fabric™ architecture for enterprises, data centers and service providers around the globe. Gigamon’s technology empowers infrastructure architects, managers and operators with pervasive and dynamic intelligent visibility of traffic across both physical and virtual environments without affecting the performance or stability of the production network. Through patented technologies and centralized management, the Gigamon GigaVUE portfolio of high availability and high density products intelligently delivers the appropriate network traffic to management, analysis, compliance and security tools. Since 2004 Gigamon has been designing and building traffic visibility products, and its solutions are deployed globally across vertical markets including over half of the Fortune 100 and many government and federal agencies. www.gigamon.com

Gigamon Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Fiscal Year Ended
	December 27, 2014	December 28, 2013	December 27, 2014	December 28, 2013
Revenue:
Product	$36,790	$31,698	$105,594	$101,717
Services	14,461	11,389	51,536	38,578
Total revenue	51,251	43,087	157,130	140,295
Cost of revenue:
Product	10,319	7,646	31,001	26,103
Services	1,722	1,170	6,447	4,727
Total cost of revenue	12,041	8,816	37,448	30,830
Gross profit	39,210	34,271	119,682	109,465
Operating expenses:
Research and development	10,922	10,341	42,806	42,067
Sales and marketing	20,387	18,004	76,063	72,024
General and administrative	5,015	4,682	20,683	25,575
Total operating expenses	36,324	33,027	139,552	139,666
Income (loss) from operations	2,886	1,244	(19,870)	(30,201)
Other income (expense):
Interest income	92	60	308	95
Other expense, net	(31)	(17)	(94)	(94)
Income (loss) before income tax (provision) benefit	2,947	1,287	(19,656)	(30,200)
Income tax (provision) benefit	(41)	(1,375)	(21,134)	20,663
Net income (loss)	2,906	(88)	(40,790)	(9,537)
Accretion of preferred stock to redemption value and issuance costs	—	—	—	(1,088)
Earnings distributable to preferred stockholders	—	—	—	1,107
Net income (loss) attributable to common stockholders	$2,906	$(88)	$(40,790)	$(9,518)
Net income (loss) per share attributable to common stockholders:
Basic	$0.09	$—	$(1.27)	$(0.39)
Diluted	$0.09	$—	$(1.27)	$(0.39)
Weighted average shares used in computing net income (loss) per share attributable to common stockholders:
Basic	32,746	31,246	32,200	24,722
Diluted	33,606	31,246	32,200	24,722

Gigamon Inc.
Consolidated Balance Sheets
(In thousands)
(unaudited)

	December 27,	December 28,
	2014	2013
Assets
Current assets:
Cash and cash equivalents	$38,941	$79,908
Short-term investments	110,465	58,242
Accounts receivable, net	28,686	24,528
Inventories, net	6,551	1,484
Deferred tax assets	150	3,574
Prepaid expenses and other current assets	5,316	5,606
Total current assets	190,109	173,342
Property and equipment, net	7,387	4,389
Deferred tax assets, non-current	64	17,315
Other assets	426	471
Total assets	$197,986	$195,517
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,391	$1,405
Accrued liabilities	22,838	22,401
Deferred revenue	42,183	37,592
Gigamon LLC members’ distribution payable	—	476
Total current liabilities	67,412	61,874
Deferred revenue, non-current	13,322	9,884
Deferred tax liability, non-current	150	—
Other liabilities	1,667	321

Stockholders’ equity:
Common stock	3	3
Treasury stock	(12,469)	(12,469)
Additional paid in capital	177,714	144,810
Accumulated other comprehensive (loss) income	(94)	23
Accumulated deficit	(49,719)	(8,929)
Total stockholders’ equity	115,435	123,438
Total liabilities and stockholders’ equity	$197,986	$195,517

Gigamon Inc.
Consolidated Statements of Cash Flows
(In thousands)
(unaudited)

	Three Months Ended		Fiscal Year Ended
	December 27,	December 28,	December 27,	December 28,
	2014	2013	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$2,906	$(88)	$(40,790)	$(9,537)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	1,568	886	5,278	2,850
Stock-based compensation expense	6,023	7,186	24,658	32,543
Deferred income taxes	(52)	1,293	20,825	(20,889)
Inventory write-down	824	207	3,760	852
Loss on disposal of fixed assets	—	—	—	14
Changes in operating assets and liabilities:
Accounts receivable	(9,117)	2,507	(4,158)	(3,851)
Inventories	(633)	(1,671)	(8,229)	1,400
Prepaid expenses and other current assets	1,234	(1,005)	(950)	(3,274)
Accounts payable	(526)	(115)	963	(1,758)
Accrued liabilities and other liabilities	7,620	6,532	1,709	8,302
Deferred revenue	6,117	6,531	8,029	16,656
Net cash provided by operating activities	15,964	22,263	11,095	23,308
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of short-term investments	(15,607)	(19,383)	(87,698)	(59,725)
Proceeds from sales of short-term investments	1,010	2,000	3,010	2,000
Proceeds from maturities of short-term investments	11,100	—	32,607	—
Purchase of property and equipment	(514)	(1,216)	(7,614)	(4,042)
Net cash used in investing activities	(4,011)	(18,599)	(59,695)	(61,767)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from employee stock purchase plan	—	—	5,878	—
Proceeds from exercise of stock option	449	1,608	5,364	1,719
Proceeds from (costs paid for) initial public offering, net	—	(111)	(8)	95,280
Proceeds from follow-on public offering, net	—	10,232	—	10,232
Shares repurchased for tax withholdings on vesting of restricted stock units	(514)	(518)	(3,125)	(518)
Distribution of income to Gigamon LLC members	—	(24)	(476)	(7,021)
Net cash (used in) provided by financing activities	(65)	11,187	7,633	99,692
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	11,888	14,851	(40,967)	61,233
CASH AND CASH EQUIVALENTS — Beginning of period	27,053	65,057	79,908	18,675
CASH AND CASH EQUIVALENTS — End of period	$38,941	$79,908	$38,941	$79,908

Gigamon Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except percentages)
(unaudited)

	Three Months Ended		Fiscal Year Ended
	December 27,	December 28,	December 27,	December 28,
	2014	2013	2014	2013
Revenue	51,251	43,087	157,130	140,295
Reconciliation of Gross Profit and Gross Margin to Non-GAAP Gross Profit and Non-GAAP Gross Margin:
GAAP gross profit	39,210	34,271	119,682	109,465
Stock-based compensation expense	317	449	1,679	3,496
Stock-based compensation related payroll taxes	3	—	64	—
Performance unit plan compensation expense	—	—	—	353
Non-GAAP gross profit	$39,530	$34,720	$121,425	$113,314
GAAP gross margin	77%	80%	76%	78%
Non-GAAP gross margin	77%	81%	77%	81%
Reconciliation of Operating Income (loss) and Operating Margin to Non-GAAP Operating Income and Non-GAAP Operating Margin:
GAAP operating income (loss)	2,886	1,244	(19,870)	(30,201)
Stock-based compensation expense	6,024	7,186	24,658	32,543
Stock-based compensation related payroll taxes	23	—	821	—
Performance unit plan compensation expense	—	—	—	20,371
Non-GAAP operating income	$8,933	$8,430	$5,609	$22,713
Reconciliation of Net Income (Loss) Attributable To Common Stockholders to Non-GAAP Net Income:
GAAP net income (loss) attributable to common stock holders	$2,906	$(88)	$(40,790)	$(9,518)
Stock-based compensation expense	6,024	7,186	24,658	32,543
Stock-based compensation related payroll taxes	23	—	821	—
Accretion of preferred stock	—	—	—	1,088
Loss attributable to preferred stock holders	—	—	—	(1,107)
Performance unit plan compensation expense	—	—	—	20,371
Tax benefit upon conversion of LLC to a C Corporation	—	—	—	14,811
Income tax effect of Non-GAAP adjustments	(2,811)	(1,128)	19,271	(42,295)
Non-GAAP net income	$6,142	$5,970	$3,960	$15,893

Gigamon Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures (continued)
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Fiscal Year Ended
	December 27,	December 28,	December 27,	December 28,
	2014	2013	2014	2013
Reconciliation of Diluted Net Income (Loss) per Share to Non-GAAP Diluted Net Income (Loss) per Share:
GAAP diluted net income (loss) per share	$0.09	$—	$(1.27)	$(0.39)
Stock-based compensation expense	0.18	0.23	0.79	1.32
Stock-based compensation related payroll taxes	—	—	—	—
Accretion of preferred stock	—	—	—	0.04
Loss attributable to preferred stock holders	—	—	—	(0.04)
Performance unit plan compensation expense	—	—	—	0.82
Tax benefit upon conversion of LLC to a C corporation	—	—	—	0.60
Income tax effect of non-GAAP adjustments	(0.08)	(0.04)	0.60	(1.71)
Impact of difference in number of GAAP and non-GAAP diluted shares	—	(0.01)	—	(0.11)
Non-GAAP diluted net income (loss) per share	$0.19	$0.18	$0.12	$0.53
Reconciliation of Diluted Weighted-Average Number of Shares to Non-GAAP Diluted Weighted-Average Number of Shares:
GAAP diluted weighted-average number of shares	33,606	31,246	32,200	24,722
Dilutive impact due to stock-based compensation	580	2,100	1,394	5,323
Non-GAAP diluted weighted-average number of shares	34,186	33,346	33,594	30,045

Reconciliation of GAAP to Non-GAAP Consolidated Statements of Operations
For the Three months and Fiscal Year Ended December 27, 2014 and December 28, 2013
(In thousands, except per share amounts and percentages)
(unaudited)

	Three Months Ended						Fiscal Year Ended
	December 27, 2014			December 28, 2013			December 27, 2014			December 28, 2013
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Revenue:
Product	$36,790	$—	$36,790	$31,698	$—	$31,698	$105,594	$—	$105,594	$101,717	$—	$101,717
Service	14,461	—	$14,461	11,389	—	$11,389	51,536	—	$51,536	38,578	—	$38,578
Total revenue	51,251	—	51,251	43,087	—	43,087	157,130	—	157,130	140,295	—	140,295
Cost of revenue:
Product (1) (3)	10,319	(130)	10,189	7,646	(215)	7,431	31,001	(959)	30,042	26,103	(2,308)	23,795
Service (1) (3)	1,722	(190)	1,532	1,170	(234)	936	6,447	(784)	5,663	4,727	(1,541)	3,186
	12,041	(320)	11,721	8,816	(449)	8,367	37,448	(1,743)	35,705	30,830	(3,849)	26,981
Gross profit	39,210	320	39,530	34,271	449	34,720	119,682	1,743	121,425	109,465	3,849	113,314
Product Gross Margin	72%		72%	76%		77%	71%		72%	74%		77%
Service Gross Margin	88%		89%	90%		92%	87%		89%	88%		92%
Total Gross Margin	77%		77%	80%		81%	76%		77%	78%		81%
Operating expenses:
Research and development (1) (3)	10,922	(2,186)	8,736	10,341	(2,620)	7,721	42,806	(8,523)	34,283	42,067	(16,655)	25,412
Sales and marketing (1) (3)	20,387	(1,934)	18,453	18,004	(2,606)	15,398	76,063	(8,433)	67,630	72,024	(19,025)	52,999
General and administrative (1) (3)	5,015	(1,607)	3,408	4,682	(1,511)	3,171	20,683	(6,780)	13,903	25,575	(13,385)	12,190
Total operating expenses	36,324	(5,727)	30,597	33,027	(6,737)	26,290	139,552	(23,736)	115,816	139,666	(49,065)	90,601
Income (loss) from operations	2,886	6,047	8,933	1,244	7,186	8,430	(19,870)	25,479	5,609	(30,201)	52,914	22,713
Other income (expense):
Interest income	92	—	92	60	—	60	308	—	308	95	—	95
Other expense, net	(31)	—	(31)	(17)	—	(17)	(94)	—	(94)	(94)	—	(94)
Income (loss) before income taxes	2,947	6,047	8,994	1,287	7,186	8,473	(19,656)	25,479	5,823	(30,200)	52,914	22,714
Income tax (expense) benefit (2) (4) (5)	(41)	(2,811)	(2,852)	(1,375)	(1,128)	(2,503)	(21,134)	19,271	(1,863)	20,663	(27,484)	(6,821)
Net income (loss)	2,906	3,236	6,142	(88)	6,058	5,970	(40,790)	44,750	3,960	(9,537)	25,430	15,893
Accretion of preferred stock	—	—	—	—	—	—	—	—	—	(1,088)	1,088	—
Loss attributable to preferred stock holders	—	—	—	—	—	—	—	—	—	1,107	(1,107)	—
Net income (loss) to common stock holders	$2,906	$3,236	$6,142	$(88)	$6,058	$5,970	$(40,790)	$44,750	$3,960	$(9,518)	$25,411	$15,893
Net income (loss) per share attributable to common stockholders:
Basic	$0.09	$0.10	$0.19	$—	$0.19	$0.19	$(1.27)	$1.39	$0.12	$(0.39)	$1.03	$0.64
Diluted	$0.09	$0.09	$0.18	$—	$0.18	$0.18	$(1.27)	$1.39	$0.12	$(0.39)	$0.91	$0.53
Weighted-average number of shares used in per share amounts:
Basic	32,746	—	32,746	31,246	—	31,246	32,200	—	32,200	24,722	—	24,722
Diluted	33,606	580	34,186	31,246	2,100	33,346	32,200	1,394	33,594	24,722	5,323	30,045
Notes:

1.	Includes stock-based compensation expense and related payroll taxes in three months and fiscal years ended December 27, 2014 and December 28, 2013.

2.	Includes income tax effect of non-GAAP adjustments in the three months and fiscal years ended December 27, 2014 and December 28, 2013.

3.	Includes performance unit plan compensation related expenses in the fiscal year ended December 28, 2013.

4.	Amount for the fiscal year ended December 28, 2013 includes tax benefit recorded upon the conversion from an LLC to a C Corporation on May 31, 2013.

5.	Amount for the fiscal year ended December 27, 2014 includes establishment of valuation allowance against the deferred tax asset.